Property, equipment and software, net	12 Months Ended
Dec. 31, 2023
Property, equipment and software, net
Property, equipment and software, net
7.	Property, equipment and software, net

Property, equipment and software consist of the following:

	As of December 31,
	2022	2023
Cost:
Mining equipment	102,964	95,215
Computers and electronic equipment	10,008	10,940
Leasehold improvements	4,805	5,772
Mechanical equipment	123	114
Software	2,360	3,283
Motor vehicles	78	243
Total cost	120,338	115,567
Less: Accumulated depreciation and amortization	(34,988)	(86,101)
Property, equipment and software, net	85,350	29,466

Depreciation and amortization expenses recognized for the years ended December 31, 2021, 2022 and 2023 are summarized as follows:

	For the Years Ended December 31,
	2021	2022	2023
Cost of revenues	266	31,002	54,478
Research and development expenses	438	900	400
Sales and marketing expenses	4	8	36
General and administrative expenses	998	1,779	4,727
Total	1,706	33,689	59,641

The Company determined that the carrying value of its mining equipment was not recoverable. The Company’s mining equipment is measured at fair value based on a non-recurring basis, if determined to be impaired. As of each relevant measurement date, the fair value of mining equipment, if determined to be impaired, are primarily represented by the price market participant would pay to acquire the mining equipment, which reflects the highest and best use of mining equipment. Fair value of the mining equipment was estimated using discounted cash flows under the income approach classified in Level 3 of the fair value hierarchy. Significant unobservable input used in the fair value measurement include Bitcoin prices. An impairment loss of US$21,126 was recognized for the year ended December 31, 2023, which is calculated as the amount by which the carrying value of the relevant mining equipment exceeded its estimated fair value.